UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2005
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 S. Diamond Street Stockton, California	95205

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
Diamond Foods, Inc. is making available unaudited information regarding its revenues for the first three quarters of the fiscal years ended July 31, 2004 and July 31, 2005, broken out by certain market categories. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond Foods, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit	Description

99.1	Unaudited quarterly revenue information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: September 16, 2005	By:	/s/ Gary Ford
		Name:	Gary Ford
		Title:	Executive Vice President, Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited quarterly revenue information

4